ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT ("Agreement") is entered into as of this 19th day of May, 1998, by and between COLMENA CORP. a Delaware corporation ("Buyer") and ARNOLD A. SEMLER, INC. dba Associated Industries, a California corporation ("Seller").

                                 R E C I T A L S

     Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Assets (as defined in Section 1 hereof), subject to and upon the terms and conditions hereinafter set forth.

                                A G R E E M E N T

         It is agreed as follows:

     1. Sale and Purchase of Assets. Subject to and upon the terms and conditions set forth herein, Seller agrees to sell, assign, convey, transfer and deliver to Buyer and Buyer agrees tro purchase from Seller, as of the Closing Date (as defined in Section 9), all of Seller's right, title and interest in and to the equipment identified and described on Schedule 1 attached hereto (the "Assets").

     2. Consideration. Consideration to be paid by Buyer to Seller for the Assets shall be:

     (a) The sum of Three Hundred and Seventy-Five Dollars ($375,000) payable in cash (the "Purchase Price"). A credit of Twenty-Five Thousand Dollars ($25,000) issued by an affiliate of Seller shall be applied towards the Purchase Price. Buyer has also made a deposit of One Hundred Thousand Dollars ($100,000) which was delivered to Seller by Buyer on April 21, 1998 and shall be applied towards the Purchase Price; and

     (b) Three Hundred Thousand (300,000) shares of Buyer's common stock, $.01 par value (the "Shares").

     3. No Assumption of Indebtedness; Payment of Sales Tax.


     (a) Buyer is not assuming any liabilities or indebtedness of Seller in connection with the transactions contemplated hereby and shall have no liability for any such liabilities or indebtedness by reason of this Agreement or the transactions contemplated hereby.

     (b) Buyer shall be responsible for all sales and use taxes due with respect to this Agreement.

     4. Instruments of Transfer, Etc. Seller shall deliver to Buyer on the Closing Date and thereafter upon Buyer's request a Bill of Sale in the form of Exhibit "A" attached hereto and such other good and sufficient instruments of transfer in form and substance reasonably satisfactory to Buyer and its counsel as are necessary to effectively transfer all of Seller's right, title and interest in the Assets to Buyer. At any time after the Closing Date, Seller shall execute, acknowledge and deliver to Buyer any further documents, assurance or other matters, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Buyer and as are necessary or desirable to carry out the purpose of this Agreement.



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


     5. Representations and Warranties of Seller. Seller represents, warrants and covenants to Buyer as of the date hereof and as of the Closing Date as follows:

     5.1 Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

     5.2 Power and Authority. Seller has all requisite corporate power and authority to enter into and carry out all of the terms of this Agreement. All corporate action necessary for the authorization, execution, delivery and performance of this Agreement by Seller has been taken or will be taken prior to the Closing Date and no further authorization on the part of Seller ios required to consummate the transactions provided for in this Agreement. When executed and delivered by Seller, this Agreement shall constitute the valid and legally binding obligation of Seller enforceable in accordance with its terms. Neither the execution, delivery not performance of this Agreement by Seller shall (i) constitute a default or result in a breach of any contract or agreement to which Seller is a party of its assets or properties are bound, ot (ii) violate any order, writ, injunction, decree, judgement or other restriction of any court, administrative agency or governmental body.

     5.3 Title to Assets. Seller has and will transfer to Buyer good and marketable title to the Assets, free and clear of all mortgages, pledges, security interests, liens, claims, charges, restrictions and encumbrances.

     5.4 Equipment. Seller makes no representations or warranties with respect to the condition of the Assets being transferred to Buyer pursuant to this Agreement, or the suitability of the Assets for the purpose or purposes for which Buyer intends to use the Assets. The Assets are sold in their "as is," "where is," condition, and Seller makes no representations or warranties with respect to the condition of the Assets. Buyer acknowledges and agrees that Buyer has been informed by Seller that portions of the equipment constituting the Assets are missing due to theft, for which Seller has filed a police report with the Los Angeles Police Department. As a result of such theft, the Assets may not be in good working order, and Buyer may be required to purchase from third parties additional equipment in order to place the Assets in good working order. In the event that any equipment constituting the Assets is subsequently recovered by Seller following the Closing Date, such equipment shall be delivered by Seller to Buyer. In the event Seller recovers any insurance proceeds with respect to the stolen Assets, such insurance proceeds shall remain in the property of Seller, and Buyer shall have no claims with respect thereto.

     5.5 Approvals and Consents. There are no permits, consents or approvals of public authorities, federal, state or local, or of any third party necessary for the consummation of the transactions contemplated hereby.

     5.6 Restriction on Transferability of Shares. Seller acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state blue sky laws and that the transferability of an interest in the Shares is restricted by applicable Fderal and State securities laws. Each certificate representing the Shares shall bear a legend in substantially the following form:

          'THISSECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAS BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTION RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED."


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

     5.7 Survival of Representations and Warranties. The representations and warranties of Seller made herein shall not be affected by any information furnished to or investigations made by Buyer, or any of its employees or representatives in connection with the subject matter of this Agreement and shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     6. Representations and Warranties of Buyer. Buyer represents, warrantss and covenants to Seller as of the date hereof and as of the Closing Date as follows:

     6.1 Organization. Buyer is a corporation validly existing and in good standing under the laws of the State of Delaware.

     6.2 Power and Authority. Buyer has all requisite corporate power and authority to enter into and carry out all of the terms of this Agreement. All corporate action necessary for the authorization, execution, delivery and performance of this Agreement by Buyer has been taken or will be taken prior to the Closing and no further authorization on the part of the Buyer is or will be required to consummate the transactions provided for in this Agreement. When executed and delivered by Buyer, this Agreement shall constitute the valid and legally binding obligation of Buyer enforceable in accordance with its terms. Neither the execution, delivery nor performance of this Agreement by Buyer shall
(i) constitute a default or result in a breach or result in a breach of any contract or agreement to which Buyer is a party or its assets or properties are bound, or (ii) violate any order, writ, injunction, decree, judgement or other restriction of any court, administrative agency or governmental body.

     6.3 Survival of Representations and Warranties. The representations and warranties of Buyer made herein shall not be affected by any information furnished to or investigations made by Seller, or any of its employees or representatives in connection with the subject matter of this Agreement and shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     6.4 The shares to be issued to Seller pursuant to this Agreement, when issued and delivered in accordance with the terms and for the consideration
expressed   herein,   shall  be  duly  and  validly   issued,   fully  paid  and
non-assessable.

     7. Conditions to Buyer's Obligations. Buyer's obligations hereunder are subject to the fulfillment, on or before the Closing Date, of the following conditions (any of which may be waived in writing by Buyer):

     7.1 Representations and Warranties. The representations and warranties of Seller contained herein shall have been true and correct in all material respects as of the Closing Date.

     7.2 Performance of Covenants. Seller shall have performed and complied in all material respects with all covenants, agreements, terms and conditions and executed all documents required by this Agreement to be performed, complied with or executed by un prior to or on the Closing Date.

     7.3 Instruments of Transfer. Seller shall have delivered to Buyer a Bill of Sales for the Assets in the form of Exhibit "A" attached hereto, and such other good and sufficient instruments of transfer in form and substance satisfactory to Buyer as shall be necessary to effectively transfer all of the Seller's right, title and interest in the Assets to Buyer.

     7.4 No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

     7.5 Approval and Consents. All permits, consents or approvals of applications to public authorities, federal, state or local, and all approvals or any 5 third persons, the granting of which are necessary or the consummation of the transactions contemplated hereby shall have been obtained.


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

     8. Conditions to Seller's Obligations. Seller's obligations hereunder are subject to the fulfillment, on or before the Closing Date, of the following conditions (any of which may be waived in writing by Seller):

     8.1 Representations and Warranties. The representations and warranties of Buyer contained herein shall have been true and correct in all material respects as of the Closing Date.

     8.2 Performance or Covenants. Buyer shall have performed and complied in all material respects with all covenants, agreements, terms and conditions and executed all documents required by this Agreement to be performed, complied with or executed by it prior to or on the Closing Date.

     8.3 Delivery of Purchase Price. Buyer shall deliver Two Hundred and Fifty Thousand Dollars ($250,000) in cash and the Shares to Seller.

     9. Closing. The closing of the sale and purchase of the Assets and the other transactions contemplated by this Agreement shall take place at the offices of Seller, located at 11347 Vanowen Street, North Hollywood, California 91605, at 10:00 a.m., local time, on May 31, 1998, or at such other time and place as may be mutually agreed to by Buyer and Seller ("Closing Date").

     10. Indemnification by Seller.

     10.1 General. Seller agrees to indemnify, defend and hold harmless Buyer against and in respect of any and all claims, demands, losses, costs, expenses, liabilities and damages, including interest, penalties, and reasonable attorneys' fees, that Buyer shall incur of suffer which: (i) arise, result from or relate to any material inaccuracy in or materials breach or nonfulfillment of any of the representations, warranties, covenants or agreements, made by Seller in this Agreement, the schedules and exhibits hereto or in any other document furnished to such party under this Agreement; and (ii) any liability of Seller or Seller's business arising out of events occurring, products or services sold or any activities of Seller prior to the Closing Date whenever such liabilities may arise.

     10.2 Procedures; Rights to Separate Counsel. In the event Buyer receives a complaint, claim or other notice of any loss, claim or damage, liability or action, giving rise to claim for indemnification under this Section 10, Buyer shall promptly notify the Seller of such complaint, notice, claim or action, and Seller shall have the right to investigate and defend any such loss, claim, damage, libility or action. Buyer shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of Seller, unless Seller fails to promptly defend, in which case the fees and expenses of such separate counsel shall be borne by Seller. In no event shall Seller be obligated to indemnify Buyer for any settlement of any claim or action effected without Seller's prior written consent.

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


     11. Indemnification by Buyer.


     11.1 General. Buyer agrees to indemnify, defend and hold harmless Seller against and in respect of any claims, demands, losses, costs, expenses, liabilities and damages, including interest, penalties, and reasonable attorneys' fees, that Seller shall incur or suffer which: (i) arise, result from or relate to any material inaccuracy in or material breach or nonfulfillment or any of the representations, warranties, covenants or agreements made by Buyer in this Agreement, the schedules and exhibits hereto or in any other document furnished to such party under this Agreement; and (ii) any liability of Buyer or Buyer's business arising out of events occurring, products or services sold or any activities of Buyer prior to the Closing Date whenever such liabilities may arise.

     11.2 Procedures; Rights to Separate Counsel. In the event Seller receives a complaint, claim or other notice of any loss, claim or damages, liability or action, giving rise to a claim for indemnification under this Section 11, Seller shall promptly notify the Buyer of such complaint, notice, claim or action, and Buyer shall have the right to investigate and defend any such loss, claim, damage, liability or action. Seller shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of Buyer, unless Buyer fails to promptly defend, in which case the fees and expenses of such separate counsel shall be borne by Buyer. In no event shall Buyer be obligated to indemnify Seller for any settlement of any claim or action effected without Buyer's prior written consent.

     12. General.


     12.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered personally or, if mailed, three (3) business days after having been mailed by registered or certified mail with return receipt requested, postage prepaid, addressed:

   If  to Buyer:             Colmena Corp.
                             Attn: Richard C. Peplin, Jr., President
                             25100 Detroit Road
                             Westlake, Ohio 44145

   If  to Seller:            Arnold A. Semler, Inc.
                             dba Associated Industries
                             Attn: Ronald H. Semler, President
                             11347 Vanowen Street
                             North Hollywood, CA 91605

or at such other address as shall have been furnished to the other in writing.

     12.2 Successors and Assigns. Neither this Agreement nor the rights or obligations of Seller under this Agreement shall be assignable without the written consent of Buyer and any such purported assignment without the written consent of Buyer shall be void and without effect. Except as otherwise provided herein, this Agreement and all covenants and agreements contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors, representatives and assigns.

     12.3 Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach hereof, except as stated below, shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect. The decision of the arbitrator shall, except for mistakes of law, be final and binding upon the parties hereto, and judgement upon the award rendered by the arbitrator, which shall, in the case of damages, be limited to actual damages proven in the arbitration, may be entered in any court having jurisdiction thereof.

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


     There shall be a single arbitrator who shall be an existing or former judge of a court of record within the United States or an attorney in good standing admitted to practice for a period of at least ten (10) years within the United States. No arbitration shall involve parties other than the parties hereto and their respective successors and assigns or be in any respect binding with respect to any such other parties. The situs of the arbitration will be in the County of Orange, State of California.

     The parties to any arbitration arising hereunder shall have the right to take depositions and to obtain discovery regarding the subject matter of the arbitration and to use and exercise all of the same rights, remedies and procedures, and be subject to all of the same duties, liabilities, and obligations in the arbitration with respect to the subject matter thereof, as if the subject matter of the arbitration were pending in a civil action before a court of highest jurisdiction in the state where the arbitration is held. The arbitrator shall have the power to enforce said discovery by imposition of same terms, conditions, consequences, liabilities, sanctions and penalties as can be or may be imposed in like circumstances in a civil action by a court of highest jurisdiction of the state in which the arbitration is held, except the power to order the arrest or imprisonment of a person.

     If any party commences an action, either arbitration or court proceedings. Against any other party arising out of or in connection with this Agreement, the prevailing party or parties shall be entitled from the losing party or parties, both attorneys' fees and costs of the arbitration and/or suit as part of the judgement rendered.

     12.4 Attorneys' Fees. If any legal action or any mutually agreed upon arbitration or other proceeding is brought for the enforcement of this Agreement or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     12.5 Agreement to Perform Necessary Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the provisions and purposes of this Agreement.

     12.6 Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof.

     12.7 Modification. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     12.8 Governing Laws. This Agreement shall be construed in accordance with and governed by the laws of the State of California.

     12.9 Counterparts. This Agreement may be executed in several counterparts, each of which is an original but all of which shall consitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on the say and year first hereinabove written.

                                                                         "BUYER"

                                                                   COLMENA CORP.
                                                          a Delaware corporation

                                                   By:/s/ Richard C. Peplin, Jr.
                                               Richard C. Peplin, Jr., President

                                                                        "SELLER"

                                                          ARNOLD A. SEMLER, INC.
                                                      dba ASSOCIATED INDUSTRIES,
                                                        a California corporation

                                                     By:/s/ Arnold A. Semler
                                                     Ronald H. Semler, President
                                        Page 294

                                  SCHEDULE "1"

                                List of Equipment

See Attached.

                                   EXHIBIT "A"
                                  BILL OF SALE

     This bill of Sale is made this 31st day of May, 1998 by and between  Arnold
A. Semler, Inc., d/b/a ASSOCIATED INDUSTRIES, a California corporation (hereinafter referred to as "Seller"), and COLMENA CORP., a Delaware corporation (hereinafter referred to as "Buyer").

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby sell, assign, grant, convey, set over, confirm and deliver to Buyer and its successors and assigns forever, all of Seller's right, title and interest in an to those "Assets" set forth on Exhibit "A" attached hereto, free and clear of any and all liens, claims and encumbrances of any kind.

     Simultaneously with the execution and delivery hereof and from time to time thereafter, Seller will execute and deliver to Buyer such additional documents of transfer with respect to the Assets as Buyer may reasonably require in order to effectuate this transaction.

     IN WITNESS WHEREOF, the Seller has caused this instrument to be executed on the date first above-written.

                                                     "SELLER"

                                                     ARNOLD A. SEMLER, INC.
                                                     dba ASSOCIATED INDUSTRIES,
                                                     a California corporation

                                                     By: /s/ Arnold A. Semler
                                                     Arnold A. Semler, President




                                    Page 295